UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

Icoria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-30365	56-2047837
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

108 T.W. Alexander Drive, Research Triangle Park, North Carolina		27709
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 425-3000

Paradigm Genetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

The following unaudited condensed combined financial statements of the Registrant and TissueInformatics.Inc are filed hereto as Exhibits 99.1 and are incorporated herein by reference.

(b) Pro forma financial information:

(1)	The unaudited pro forma condensed combined statement of operations of the Registrant giving effect to the merger as a purchase of TissueInformatics.Inc by the Registrant in accordance with Article 11 of Regulation S-X (17 C.F. R. Section 210.11 (2000) for the nine-months ended September 30, 2004 after giving effect to the merger as if it occurred on January 1, 2003.

(c) Exhibits:

2.1	Agreement and Plan of Merger by and among the Registrant, TissueInformatics.Inc and TVM V Life Science Ventures GmbH & Co., KG dated January 29, 2004. (Filed as Exhibit 2.1 to the Current Report on Form 8-K, March 24, 2004, as amended, No 000-30365, and incorporated herein by reference)

2.2	First Amendment to the Agreement and Plan of Merger by and between the Registrant and TissueInformatics.Inc. dated March 10, 2004. (Filed as Exhibit 2.1 to the Current Report on Form 8-K, March 24, 2004, as amended, No 000-30365, and incorporated herein by reference)

99.1	Pro forma financial data for Icoria, Inc. (formerly Paradigm Genetics, Inc.) and TissueInformatics.Inc for the nine-month period ended September 30, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICORIA, INC.
(Registrant)

Dated: November 16, 2004	By:	/s/ Philip R. Alfano
Philip R. Alfano
Vice President, Finance, Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS FILED WITH CURRENT REPORT

Exhibit No.	Description
99.1	Pro forma financial data for Icoria, Inc. (formerly Paradigm Genetics, Inc.) and TissueInformatics.Inc for the nine-month period ended September 30, 2004

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